UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 21, 2010
UNITED BANCORP, INC.
(Exact name of registrant as specified in its charter)

Ohio	0-16540	34-1405357
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

201 South 4th Street, Martins Ferry, Ohio	43935-0010
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (740) 633-0445
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Securities Holders.
The Annual Meeting of Shareholders of United Bancorp, Inc. was held on April 21, 2010. The only matters decided by a vote of the shareholders were:
1.	The election of the following Directors to a new term of office to serve until the next annual meeting of stockholders:

	Votes Cast	Votes	Broker
	For	Withheld	Non-Votes
James W. Everson	3,005,269	60,865	1,199,524
Scott A. Everson	3,019,901	46,233	1,199,524
John M. Hoopingarner	3,013,241	52,893	1,199,524
Samuel J. Jones	3,019,611	46,523	1,199,524
Terry A. McGhee	3,019,901	46,233	1,199,524
Matthew C. Thomas	3,047,854	18,279	1,199,524
Richard L. Riesbeck	3,008,000	58,134	1,199,524
2.	The ratification of the Audit Committee’s appointment of BKD, LLP to serve as the Company’s Independent Registered Public Accounting Firm for the 2010 fiscal year.

Votes Cast	Votes Cast	Votes	Broker
For	Against	Abstained	Non-Votes
4,210,317	22,946	32,394	0

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2010	United Bancorp, Inc.
/s/ Randall M. Greenwood
Randall M. Greenwood
Senior Vice President and Chief Financial Officer